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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                                 September 2, 1997


                              BANC ONE CORPORATION
               (Exact Name of Registrant as Specified in Charter)


                                      Ohio
                 (State or Other Jurisdiction of Incorporation)


         1-8552                                           31-0738296
(Commission File Number)                       (IRS Employer Identification No.)


                   100 East Broad Street, Columbus, Ohio 43271
               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code: (614) 248-5944


                                       N/A
          (Former Name or Former Address, If Changed Since Last Report)
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ITEM 5. OTHER EVENTS.

         As previously reported by BANC ONE CORPORATION ("BANC ONE") on its Current Report on Form 8-K filed July 14, 1997 (as amended by Form 8-K/A filed August 13, 1997), on June 27, 1997, subject to the terms and conditions of the Agreement and Plan of Merger (the "Merger Agreement") dated as of January 19, 1997 and amended as of April 23, 1997, between First USA, Inc., a Delaware corporation ("FUSA") and BANC ONE, First USA was merged with and into BANC ONE, with BANC ONE as the surviving corporation (the "Merger"). In accordance with the Merger Agreement, each share of the common stock, par value $0.01 per share, of FUSA outstanding immediately prior to the effective time of the Merger (the "Effective Time") was at the Effective Time converted into the right to receive
1.1659 shares of the common stock, no par value, of BANC ONE. The Merger was accounted for as a "pooling of interests" under generally accepted accounting principles.

         The following supplemental consolidated financial statements of BANC ONE restating BANC ONE's historical consolidated financial statements as of and for the three years ended December 31, 1996 to reflect the Merger are incorporated herein by reference to Exhibit 99.1 filed herewith:

         1. Management's Discussion and Analysis.
         2. Consolidated Balance Sheet as of December 31, 1996 and 1995.
         3. Consolidated Statement of Income for the three years ended December 31, 1996.
         4. Consolidated Statement of Changes in Stockholders' Equity for the three years ended December 31, 1996.
         5. Consolidated Statement of Cash Flows for the three years ended December 31, 1996.
         6. Notes to the Consolidated Financial Statements.

         The report of Coopers & Lybrand L.L.P., independent accountants, on the supplemental consolidated financial statements of BANC ONE as of December 31, 1996 and 1995 and for the three years ended December 31, 1996 is filed herewith as part of Exhibit 99.1 and the related consent is filed herewith as Exhibit 23. Both the opinion and the consent are incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements of Businesses Acquired.

             Not applicable.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BANC ONE CORPORATION
                                    (Registrant)


Date: August 29, 1997               By: /s/ Bobby L. Doxey
                                       ---------------------------
                                       Bobby L. Doxey
                                       Senior Vice President


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         (b) Pro Forma Financial Information.

             Not applicable.

         (c) Exhibits.

             Exhibit 11 Statement Regarding Computation of Earnings Per Common Share.

             Exhibit 12 Statement Regarding Computation of Ratio of Earnings to Fixed Charges.

             Exhibit 23    Consent of Coopers & Lybrand L.L.P.

             Exhibit 27    Financial Data Schedules.

             Exhibit 99.1 Supplemental Consolidated Financial Statements of BANC ONE CORPORATION and Report of Coopers & Lybrand L.L.P.


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